EXHIBIT 10.12

                                                                  EXECUTION COPY



                             REAFFIRMATION AGREEMENT, dated as of February 15,
                      2002 (as the same may from time to time be amended, supplemented or otherwise modified, this "Agreement"), among UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation ("Global"), UCAR Finance, Inc., a Delaware corporation (the "Borrower"), each Subsidiary Loan Party listed on the signature pages below (the "Subsidiary LOAN PARTIES"), each LC Subsidiary listed on the signature pages below (the "LC SUBSIDIARIES") and JPMORGAN CHASE BANK as Administrative Agent and Collateral Agent (in such capacities, "JPMORGAN CHASE")under the Credit Agreement referred to below.

               WHEREAS UCAR, the Borrower, certain Lenders, and JPMorgan Chase have entered into the Fourth Amendment (the "FOURTH AMENDMENT"), dated as of December 6, 2001, and the Fifth Amendment (the "Fifth Amendment") dated as of January 18, 2002, to the Credit Agreement dated as of February 22, 2000 (as amended after giving effect to the Fourth Amendment and the Fifth Amendment, the "CREDIT AGREEMENT") among UCAR, Global, the Borrower, the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank.

               WHEREAS each of UCAR, Global, the Borrower and the Subsidiary Loan Parties is party to each Security Document (such term and each other capitalized term used but not defined herein having the meaning assigned in the Credit Agreement) to which it is shown on SCHEDULE A hereto to be a party; UCAR, Global, the Borrower and the Subsidiary Loan Parties are party to the Guarantee Agreement; UCAR, Global, the Borrower and the Subsidiary Loan Parties are party to the Indemnity, Subrogation and Contribution Agreement; and each of the other Subsidiaries party hereto is party to each Guarantee Agreement and Security Document to which it is shown on SCHEDULE A hereto to be a party (the Security Documents, the Guarantee Agreements and the Indemnity, Subrogation and Contribution Agreement herein together referred to as the "COLLATERAL DOCUMENTS").

               WHEREAS each of the parties signatory hereto (each a "REAFFIRMING PARTY") expects to realize, or has realized, substantial direct and indirect benefits as a result of the Fourth Amendment and the Fifth Amendment becoming effective and the consummation of the Realignment Transactions; and

               WHEREAS the execution and delivery of this Agreement is required under the Fourth Amendment in connection with the consummation of the Realignment Transactions and is required under the Fifth Amendment in connection with the satisfaction of the Collateral and Guarantee Requirement.

               NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                     REAFFIRMATION/AMENDMENT AND RESTATEMENT

               SECTION 1.1 REAFFIRMATION. Each of the Reaffirming Parties hereby consents to the Fourth Amendment, the Fifth Amendment and the Realignment Transactions and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under each of the Collateral Documents to which it is party, and agrees that notwithstanding the effectiveness of the Fourth Amendment and the Fifth Amendment and the consummation of the Realignment Transactions such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Credit Agreement, in each case with the exception of the pledges of Capital Stock under the Domestic Pledge Agreement specified on SCHEDULE B hereto, which will be released in connection with the Realignment Transactions. Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent or the Collateral Agent to ensure compliance by the Borrower with Section 6.11 of the Credit Agreement and hereby reaffirms its obligations under each similar provision of each Collateral Document to which it is party.

               SECTION 1.2 AMENDMENT AND RESTATEMENT. On and after the effectiveness of the Credit Agreement, (i) each reference in each Collateral Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement as such agreement may be amended, edified or supplemented and in effect from time to time, (ii) the definition of any term defined in any Collateral Document by reference to the terms defined in the Credit Agreement shall be amended to be defined by reference to the defined term in the Credit Agreement, as the same may be amended, modified or supplemented and in effect from time to time and (iii) pursuant to Section 6.11 of the Credit agreement and Section 3(b) of the Fifth Amendment. Schedule I to the Security Agreement, Schedule VII to the Intellectual Property Security Agreement and Schedules I and II to the Domestic Pledge Agreement are hereby amended as set forth on Attachments I through IV hereto, respectively, in each case with the intention and effect of granting the additional security interests resulting therefrom on the terms set forth in the applicable Collateral Document.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

               Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

               SECTION 2.1 ORGANIZATION. Such Reaffirming Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation.

               SECTION 2.2 AUTHORITY; ENFORCEABILITY. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

               SECTION 2.3 LOAN DOCUMENTS. The representations and warranties of such Reaffirming Party contained in each Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                                  ARTICLE III

                                 MISCELLANEOUS

               SECTION 3.1 INDEMNITY. Each Reaffirming Party agrees to indemnify JPMorgan Chase, each Lender and each of their respective directors, trustees, officers, employees and agents (each such person being called an "LNDEMNITEE") against, and to hold each Indemnitee harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs or expenses or disbursements (including reasonable attorneys' fees and expenses) of whatsoever kind or nature which may be imposed on, asserted against or incurred by any of the Indemnitees arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any Realignment Transaction or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the transactions contemplated hereby and thereby, or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee (treating, for this purpose only, JPMorgan Chase, any Lender and its directors, trustees, officers and employees as a single Indemnitee). The obligations of such Reaffirming Party under this Section shall be secured hereby and shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Collateral Document, or any investigation made by or on behalf of JPMorgan Chase or any Lender. All amounts due under this Section 3.01 shall be payable on written demand therefor.

               SECTION 3.2 SETOFF, ETC. In addition to, and without limitation of, any rights of JPMorgan Chase and the Lenders under applicable law, if an Event of Default shall have occurred and be continuing, JPMorgan Chase and each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final (including all account balances, whether provisional or final and whether or not collected or available)) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any

Reaffirming Party against any of and all the obligations of any Reaffirming Party now or hereafter existing under this Agreement or any other Loan Document held by JPMorgan Chase or such Lender (except that no asset of any Foreign Subsidiary may be set off and applied against any obligation of any Reaffirming Party that is a U. S. person), irrespective of whether or not JPMorgan Chase or such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of JPMorgan Chase, each Lender under this Section 3.2 are in addition to other rights and remedies (including other rights of setoff) which JPMorgan Chase or such Lender may have.

               SECTION 3.3 NOTICES. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Article X of the Credit Agreement; provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the Borrower under the Credit Agreement.

               SECTION 3.4 LIMITATION OF LIABILITY. No claim may be made by any Reaffirming Party or any other person against JPMorgan Chase, and any Lender, or the Affiliates, directors, trustees, officers, employees, attorneys or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by the Credit Agreement, or any act, omission or event occurring in connection therewith; and each Reaffirming Party hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor and each Reaffirming Party agrees to notify JPMorgan Chase and any Lender, as applicable, of any such claim promptly upon learning of any such claim.

               SECTION 3.5 LIABILITY OF JPMORGAN CHASE AND ANY LENDER, ETC. If any claim is ever made upon JPMorgan Chase or any Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower or any other obligor in respect of any Obligation), then and in such event each Reaffirming Party agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancellation of any Loan Document or other instrument evidencing any liability of the Borrower or any other obligor in respect of any Obligation, and such Reaffirming Party shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

               SECTION 3.6 CHOICE OF LAW: CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH REAFFIRMING PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING

TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY REAFFIRMING PARTY OR THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.

               SECTION 3.7 EXPENSES. Each Reaffirming Party agrees to pay all reasonable costs, fees and expenses (including reasonable attorneys' fees and time charges of attorneys for JPMorgan Chase or any Lender, which attorneys may be employees of JPMorgan Chase or any Lender) incurred by JPMorgan Chase or any Lender in collecting or enforcing any Reaffirming Party's obligations under this Agreement.

               SECTION 3.8 LOAN DOCUMENT. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

               SECTION 3.9 SECTION CAPTIONS. Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

               SECTION 3.10 SEVERABILITY. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

               SECTION 3.11 WAIVER OF JURY TRIAL. EACH OF THE REAFFIRMING PARTIES AND JPMORGAN CHASE BY ITS ACCEPTANCE HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR JPMORGAN CHASE AND ANY LENDER TO ENTER INTO THE AMENDED AND RESTATED CREDIT AGREEMENT.

               SECTION 3.12 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

               SECTION 3.13 AMENDMENT. This Agreement may be waived, modified or amended only by a written agreement executed by each of the parties hereto.

               SECTION 3.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

               SECTION 3.15 NO NOVATION. Neither this Agreement nor the execution, delivery or effectiveness of the Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Credit Agreement or the Credit Agreement or discharge or release the Lien or priority of the Pledge Agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Amendment or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Borrower or any Guarantor or any Subsidiary Pledgor or any Pledgor or any party to the Indemnity, Subrogation and Contribution Agreement under any Collateral Document from any of its obligations and liabilities as a "Borrower", "Guarantor", "Subsidiary Loan Party", "Pledgor" or "party to the Indemnity, Subrogation and Contribution Agreement" under the Credit Agreement or the Collateral Documents. Each of the Credit Agreement and the Collateral Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the Amendment or in connection herewith and therewith.

               IN WITNESS WHEREOF, each Reaffirming Party and JPMorgan Chase as Administrative Agent and Collateral Agent for the benefit of the Lenders caused this Agreement to be duly executed and delivered as of the date first above written.

                                            UCAR INTERNATIONAL INC.,

                                            By:________________________________
                                               Name:
                                               Title:


                                            UCAR GLOBAL ENTERPRISES INC.,

                                            By:________________________________
                                               Name:
                                               Title:


                                            UCAR FINANCE INC.,

                                            By:________________________________
                                               Name:
                                               Title:


                                            UCAR CARBON COMPANY INC.,


                                            By:________________________________
                                               Name:
                                               Title:

                                            UCAR INTERNATIONAL HOLDINGS INC.,

                                            By:________________________________
                                               Name:
                                               Title:

                                            UCAR INTERNATIONAL TRADING INC.,

                                            By:________________________________
                                               Name:
                                               Title:

                                            UCAR COMPOSITES INC.,

                                            By:________________________________
                                               Name:
                                               Title:

                                            UCAR S.A.

                                            By:________________________________
                                               Name:
                                               Title:

                                            UCAR S.p.A.

                                            By:________________________________
                                               Name:
                                               Title:

                                            UCAR HOLDINGS S.A.

                                            By:________________________________
                                               Name:
                                               Title:

                                            UCAR ELECTRODOS, S.L.,

                                            By:________________________________
                                               Name:
                                               Title:


                                            UCAR CARBON MEXICANA, S.A. de C.V.

                                            By:________________________________
                                               Name:
                                               Title:

                                            UCAR INC.,

                                            By:________________________________
                                               Name:
                                               Title:


                                            UCAR LIMITED,

                                            By:________________________________
                                               Name:
                                               Title:


                                            UCAR PRODUTOS DE CARBONO S.A.,

                                            By:________________________________
                                               Name:
                                               Title:

                                            UCAR CARBON S.A.

                                            By:________________________________
                                               Name:
                                               Title:

                                            JPMORGAN CHASE BANK, as
                                            Administrative Agent and
                                            Collateral Agent,

                                            By:________________________________
                                               Name:
                                               Title:

Reaffirmation Agreement
Schedule A


PARTY                                             SECURITY DOCUMENT
-----                                             -----------------

UCAR International, Inc.                          Domestic Pledge Agreement
                                                  Guarantee Agreement
                                                  Security Agreement
                                                  Intellectual Property Security Agreement
------------------------------------------------- -----------------------------------------------
UCAR Global Enterprises, Inc.                     Domestic Pledge Agreement
                                                  Guarantee Agreement
                                                  Security Agreement
                                                  Intellectual Property Security Agreement
------------------------------------------------- -----------------------------------------------
UCAR Finance, Inc.                                Domestic Pledge Agreement
                                                  Guarantee Agreement
                                                  Security Agreement
                                                  Intellectual Property Security Agreement
                                                  Intercompany Borrower Agreements
------------------------------------------------- -----------------------------------------------
UCAR Carbon Company Inc.                          Domestic Pledge Agreement
                                                  Guarantee Agreement
                                                  Security Agreement
                                                  Intellectual Property Security Agreement
                                                  Mortgages in Ohio, Tennessee, West Virginia
                                                     and New York
------------------------------------------------- -----------------------------------------------
UCAR International Holdings Inc. (formerly UCAR   Domestic Pledge Agreement
Holdings II Inc.)                                 Guarantee Agreement
                                                  Security Agreement
                                                  Intellectual Property Security Agreement
------------------------------------------------- -----------------------------------------------
UCAR Holdings III Inc.                            Guarantee Agreement
                                                  Security Agreement
                                                  Intellectual Property Security Agreement
------------------------------------------------- -----------------------------------------------
UCAR Composites Inc.                              Guarantee Agreement
                                                  Security Agreement
                                                  Intellectual Property Security Agreement
------------------------------------------------- -----------------------------------------------
UCAR International Trading Inc.                   Guarantee Agreement
                                                  Security Agreement
                                                  Intellectual Property Security Agreement
------------------------------------------------- -----------------------------------------------
UCAR S.A.                                         Domestic Pledge Agreement
                                                  Swiss Assignment Agreement dated as of
                                                     February 22, 2000
------------------------------------------------- -----------------------------------------------
UCAR Electrodos, S.L.                             Mortgage over real property in Navarra, Spain
------------------------------------------------- -----------------------------------------------
UCAR Carbon Mexicana, S.A de C.V.                 Two mortgages over real property in Apodaca,
                                                     Mexico
------------------------------------------------- -----------------------------------------------
UCAR Inc.                                         Movable Hypothec Agreement dated as of
                                                     February 22, 2000




                                                  Canadian Security Agreement dated as of
                                                     February 22, 2000
------------------------------------------------- -----------------------------------------------
UCAR Carbon S.A.                                  Domestic Pledge Agreement
------------------------------------------------- -----------------------------------------------
UCAR Holdings S.A.                                Domestic Pledge Agreement
------------------------------------------------- -----------------------------------------------
UCAR Ltd.                                         Debenture dated February 22, 2000
                                                  Pledge Agreement dated February 22, 2000
------------------------------------------------- -----------------------------------------------
UCAR Produtos de Carbono S.A.                     Mortgages over real property in Candeias,
                                                     Brazil
------------------------------------------------- -----------------------------------------------


Reaffirmation Agreement
Schedule B
                     PLEDGES OF CAPITAL STOCK TO BE RELEASED


Pledgor                   Issuer                  Pledged Stock           Percentage Pledged
------------------------- ----------------------- ----------------------- -----------------------
UCAR Global Enterprises   UCAR Carbon S.A.        No Certificates         65%
Inc.                      (Brazil)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Global Enterprises   UCAR Holding GmbH       No Certificates         65%
Inc.                      (Austria)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Carbon Company Inc.  Unicarbon Comercial     No certificates         65%
                          Ltda. (Brazil)*
------------------------- ----------------------- ----------------------- -----------------------
UCAR Carbon Company Inc.  UCAR Carbon Foreign     1 Share (Certificate    65%
                          Sales Corporation       No. 2)
                          Inc.*
------------------------- ----------------------- ----------------------- -----------------------
UCAR Carbon Company Inc.  EMSA (Pty) Ltd.         4,062,500 Shares        65%
                          (South Africa)          (Certificate No. 36)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Carbon Company Inc.  UCAR Mexicana S.A de    269,828,025 Shares      65%
                          C.V. (Mexico)**         (Certificates No. 1
                                                  and 5)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Carbon Company Inc.  UCAR S.p.A. (Italy)     3,250,000 Shares        65%
                                                  (Certificate No. 5)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Carbon Company Inc.  UCAR Electrodos, S.L.   No Certificates (1      .1%
                          (Spain)                 Share)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Carbon Company Inc.  UCAR Carbon Mexicana    27,231 Shares           .1%
                          S.A. de C.V. (Mexico)   (Certificate Nos. 1,3
                                                  and 4)
------------------------- ----------------------- ----------------------- -----------------------
UCAR International        UCAR SNC (France)       No Certificates (1      .1%
Holdings Inc.                                     Share)
------------------------- ----------------------- ----------------------- -----------------------
Unicarbon Comercial       UCAR Carbon S.A.        No Certificates         2.33%
Ltda. (Brazil)**          (Brazil)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Mexicana, S.A. de    UCAR Carbon Mexicana,   5,944,099 Shares        99.8%
CV. (Mexico)***           S.A. de C.V. (Mexico)   (Certificates 27, 29
                          ***                     and 29)
------------------------- ----------------------- ----------------------- -----------------------
UCAR S.p.A. (Italy)       UCAR Enegria S.r.l.     No Certificates         100%
                          (Italy)
------------------------- ----------------------- ----------------------- -----------------------


*       Entity has been dissolved.
** Unicarbon Comercial Ltda. was merged into UCAR Carbon S.A. on February 19, 2001, according to the Minute of the Quotaholders Meeting held on the same date and registered with the Commerce Registry of the State of Bahia on March 3, 2001.
***     UCAR Mexicana S.A. de C.V. was merged into UCAR Carbon Mexicana S.A.
        de C.V.

Attachment I
Amendment to Schedule I to the Security Agreement

                               SUBSIDIARY GRANTORS

UCAR Carbon Company Inc.
UCAR International Holdings Inc.
UCAR Holdings III Inc.
UCAR Composites Inc.
Graftech Inc.

Attachment II
Reaffirmation Agreement
Amendment to Schedule VII to the Intellectual Property Security Agreement


                    PATENTS OWNED BY UCAR CARBON COMPANY INC.


     PATENT NUMBER        PATENT ISSUE DATE                          TITLE
------------------------ --------------------- --------------------------------------------------
5336015                  08/09/1994            SELF CENTERING ELECTRODE JOINT
------------------------ --------------------- --------------------------------------------------
5167868                  12/01/1992            CONDUCTIVE EXPANDABLE CARBONACEOUS PASTE MATERIAL
------------------------ --------------------- --------------------------------------------------
5280063                  01/18/1994            ROOM TEMPERATURE SETTING CARBONACEOUS CEMENT
                                               WITH INCREASED ELECTRICAL CONDUCTIVITY AND
                                               FLEXURAL STRENGTH
------------------------ --------------------- --------------------------------------------------
5373051                  12/13/1994            ROOM TEMPERATURE SETTING CARBONACEOUS CEMENT
                                               WITH INCREASED ELECTRICAL CONDUCTIVITY AND
                                               FLEXURAL STRENGTH
------------------------ --------------------- --------------------------------------------------
5550176                  08/27/1996            ROOM TEMPERATURE SETTING CARBONACEOUS CEMENT
                                               WITH INCREASED ELECTRICAL CONDUCTIVITY AND
                                               FLEXURAL STRENGTH
------------------------ --------------------- --------------------------------------------------
RE33760                  12/03/1991            HIGH PURITY, HIGH TEMPERATURE PIPE THREAD
                                               SEALANT PASTE
------------------------ --------------------- --------------------------------------------------
6245400                  06/12/2001            FLEXIBLE GRAPHITE WITH NON-CARRIER PSA BACKING
                                               AND RELEASE LINER
------------------------ --------------------- --------------------------------------------------
5167796                  12/01/1992            METHOD FOR PRODUCING LOW SULFUR PREMIUM COKE
                                               FROM HIGH SULFUR DECANT OILS
------------------------ --------------------- --------------------------------------------------
4729689                  03/08/1988            ELECTRODE MEMBER AND PROCESS FOR THE PRODUCTION
                                               THEREOF
------------------------ --------------------- --------------------------------------------------
4679206                  07/07/1987            ELECTRODE JOINT THREAD FORM
------------------------ --------------------- --------------------------------------------------
4726995                  02/23/1988            OXIDATION RETARDED GRAPHITE OR CARBON ELECTRODE
                                               AND METHOD FOR PRODUCING THE ELECTRODE
------------------------ --------------------- --------------------------------------------------
5413738                  05/09/1995            CARBON-CARBON COMPOSITES CONTAINING POORLY
                                               GRAPHITIZING PITCH AS A BINDER AND/OR IMPREGNANT
                                               HAVING A REDUCED COEFFICIENT OF THERMAL
                                               EXPANSION AND IMPROVED FLEXURAL STRENGTH
------------------------ --------------------- --------------------------------------------------
5688155                  11/18/1997            CARBON-CARBON COMPOSITES CONTAINING POORLY
                                               GRAPHITIZING PITCH AS A BINDER AND/OR IMPREGNANT
                                               HAVING A REDUCED COEFFICIENT OF
------------------------ --------------------- --------------------------------------------------




                                               THERMAL EXPANSION AND IMPROVED FLEXURAL STRENGTH
------------------------ --------------------- --------------------------------------------------
56007770                 03/04/1997            CARBON-CARBON COMPOSITES CONTAINING POORLY
                                               GRAPHITIZING PITCH AS A BINDER AND/OR IMPREGNANT
                                               HAVING A REDUCED COEFFICIENT OF THERMAL
                                               EXPANSION AND IMPROVED FLEXURAL STRENGTH
------------------------ --------------------- --------------------------------------------------
4725161                  02/16/1988            ELECTRODE JOINT
------------------------ --------------------- --------------------------------------------------
4844740                  07/04/1989            HIGH COKING VALUE BINDER SYSTEM
------------------------ --------------------- --------------------------------------------------
4813805                  03/21/1989            JOINT FOR CARBON ELECTRODES
------------------------ --------------------- --------------------------------------------------
5019426                  05/28/1991            TOPICAL TREATMENT FOR SEALING CARBON AND
                                               GRAPHITE SURFACES
------------------------ --------------------- --------------------------------------------------
4875979                  10/24/1989            TREATMENT OF PETROLEUM COKES TO INHIBIT COKE
                                               PUFFING
------------------------ --------------------- --------------------------------------------------
5110359                  05/05/1992            TREATMENT OF PETROLEUM COKES TO INHIBIT COKE
                                               PUFFING
------------------------ --------------------- --------------------------------------------------
5118287                  06/02/1992            TREATMENT OF PETROLEUM COKES TO INHIBIT COKE
                                               PUFFING
------------------------ --------------------- --------------------------------------------------
5143749                  09/01/1992            METHOD FOR TREATING A GRAPHITE OR CARBON BODY TO
                                               FORM A PROTECTIVE COATING
------------------------ --------------------- --------------------------------------------------
5002981                  03/26/1991            HIGH STRENGTH CARBONACEOUS CEMENT
------------------------ --------------------- --------------------------------------------------
5099438                  03/24/1992            METHOD OF ON-LINE MONITORING OF AN ELECTRIC ARC
                                               FURNACE AND METHOD OF CONTROL
------------------------ --------------------- --------------------------------------------------
5478442                  12/26/1995            APPARATUS FOR TREATMENT OF PETROLEUM COKES WITH
                                               A PUFFING INHIBITOR IN A ROTARY CALCINER
------------------------ --------------------- --------------------------------------------------
5115447                  05/19/1992            IMPROVEMENT IN ARC FURNACE REGULATOR PERFORMANCE
------------------------ --------------------- --------------------------------------------------
5117439                  05/26/1992            METHOD FOR OPERATING AN ELECTRODE GRAPHITIZATION
                                               FURNACE
------------------------ --------------------- --------------------------------------------------
5415755                  05/16/1995            FASTENING ELEMENT FOR SECURING ELECTRODE JOINTS
------------------------ --------------------- --------------------------------------------------
5534133                  07/09/1996            CONTINUOUS METHOD FOR INCREASING THE Q.I.
                                               CONCENTRATION OF LIQUID TAR WHILE CONCURRENTLY
                                               PRODUCING A Q.I. FREE TAR
------------------------ --------------------- --------------------------------------------------
5751759                  05/12/1998            PRE-HEATING FURNACE FOR BAKED AMORPHOUS CARBON
                                               BODIES
------------------------ --------------------- --------------------------------------------------
5631919                  05/20/1997            APPARATUS FOR LENGTHWISE GRAPHITIZATION (LWG) OF
                                               CARBON ELECTRODE BODIES
------------------------ --------------------- --------------------------------------------------
5843298                  12/01/1998            PRODUCTION OF SOLIDS-FREE COAL TAR
------------------------ --------------------- --------------------------------------------------



                                                PITCH
------------------------ --------------------- --------------------------------------------------
6058133                  05/02/2000            GRAPHITE ELECTRODES INCORPORATING
                                               STRESS-RELIEVING SLOTS
------------------------ --------------------- --------------------------------------------------
6214158                  04/10/2001            HIGH TEMPERATURE CARBONACEOUS CEMENT
------------------------ --------------------- --------------------------------------------------
6280663                  08/28/2001            A PIN CONNECTING CARBON ELECTRODES AND PROCESS
                                               THEREFOR
------------------------ --------------------- --------------------------------------------------
4847021                  07/11/1989            PROCESS FOR PRODUCING HIGH DENSITY CARBON AND
                                               GRAPHITE ARTICLES
------------------------ --------------------- --------------------------------------------------
5107437                  04/21/1992            A PROCESS FOR ISOSTATIC MOLDING
------------------------ --------------------- --------------------------------------------------
5639707                  06/17/1997            HIGH SURFACE AREA SULFUR-CONTAINING ACTIVATED
                                               CARBON
------------------------ --------------------- --------------------------------------------------
5476679                  12/19/1995            A GLASSY CARBON COATED GRAPHITE COMPONENT FOR
                                               USE IN THE PRODUCTION OF SILICON CRYSTAL GROWTH
------------------------ --------------------- --------------------------------------------------


                         PATENTS OWNED BY GRAFTECH INC.


     PATENT NUMBER        PATENT ISSUE DATE                          TITLE
------------------------ --------------------- --------------------------------------------------
4895713                  01/23/1990            INTERCALATION OF GRAPHITE
------------------------ --------------------- --------------------------------------------------
4826181                  05/02/1989            COMPOSITES OF FLEXIBLE GRAPHITE PARTICLES AND
                                               AMORPHOUS CARBON
------------------------ --------------------- --------------------------------------------------
5225379                  07/06/1993            COMPOSITES OF FLEXIBLE GRAPHITE PARTICLES AND
                                               AMORPHOUS CARBON
------------------------ --------------------- --------------------------------------------------
5228701                  07/20/1993            FLEXIBLE GRAPHITE ARTICLES WITH AN AMORPHOUS
                                               CARBON PHASE AT THE SURFACE
------------------------ --------------------- --------------------------------------------------
4704231                  11/03/1987            COMPOSITE COMPRISING NEARLY PARALLEL EXFOLIATED
                                               GRAPHITE WORMS
------------------------ --------------------- --------------------------------------------------
4946892                  08/07/1990            COMPOSITES OF IN-SITU EXFOLIATED GRAPHITE
------------------------ --------------------- --------------------------------------------------
4872914                  10/10/1989            HIGH PURITY, HIGH TEMPERATURE PIPE THREAD
                                               SEALANT PASTE
------------------------ --------------------- --------------------------------------------------
RE33760                  12/03/1991            HIGH PURITY, HIGH TEMPERATURE PIPE THREAD
                                               SEALANT PASTE
------------------------ --------------------- --------------------------------------------------
5085700                  02/04/1992            HIGH PURITY, HIGH TEMPERATURE PIPE THREAD
                                               SEALANT PASTE
------------------------ --------------------- --------------------------------------------------
4911972                  03/27/1990            INSULATING COMPOSITE GASKET
------------------------ --------------------- --------------------------------------------------
5130199                  07/14/1991            FLEXIBLE GRAPHITE EXPANDABLE SEAL AND METHOD
------------------------ --------------------- --------------------------------------------------
5149518                  09/22/1992            ULTRA-THIN PURE FLEXIBLE GRAPHITE
------------------------ --------------------- --------------------------------------------------
5582811                  12/10/1996            STABLE BLISTER FREE FLEXIBLE GRAPHITE AND METHOD
------------------------ --------------------- --------------------------------------------------
4961991                  10/09/1990            FLEXIBLE GRAPHITE LAMINATE
------------------------ --------------------- --------------------------------------------------
5176863                  01/05/1993            FLEXIBLE GRAPHITE COMPOSITE FIRE RETARDANT
                                               WALLPAPER AND METHOD
------------------------ --------------------- --------------------------------------------------
5198063                  03/30/1993            METHOD AND ASSEMBLY FOR REINFORCING FLEXIBLE
                                               GRAPHITE AND ARTICLE
------------------------ --------------------- --------------------------------------------------
5830809                  11/03/1998            METHOD AND ASSEMBLY FOR REINFORCING FLEXIBLE
                                               GRAPHITE AND ARTICLE
------------------------ --------------------- --------------------------------------------------
5376450                  12/27/1994            LOW SURFACE ACID INTERCALATED GRAPHITE AND METHOD
------------------------ --------------------- --------------------------------------------------
5192605                  03/09/1993            EPOXY RESIN BONDED FLEXIBLE GRAPHITE LAMINATE
                                               AND METHOD
------------------------ --------------------- --------------------------------------------------
5451064                  09/19/1995            EXHAUST SEAL RING
------------------------ --------------------- --------------------------------------------------
5443894                  08/22/1995            FLAME RETARDANT ORIENTED STRAND BOARD STRUCTURE
                                               ELEMENT
------------------------ --------------------- --------------------------------------------------
5494506                  02/27/1996            GAS FILTERING DEVICE FOR AIR BAG GENERATOR
------------------------ --------------------- --------------------------------------------------




5756062                  05/26/1998            CHEMICALLY MODIFIED GRAPHITE FOR ELECTROCHEMICAL
                                               CELLS
------------------------ --------------------- --------------------------------------------------
5677082                  10/14/1997            COMPACTED CARBON FOR ELECTROCHEMICAL CELLS
------------------------ --------------------- --------------------------------------------------
5639576                  06/17/1997            HETEROATOM INCORPORATED COKE FOR ELECTROCHEMICAL
                                               CELLS
------------------------ --------------------- --------------------------------------------------
5985452                  11/16/1999            FLEXIBLE GRAPHITE COMPOSITE SHEET AND METHOD
------------------------ --------------------- --------------------------------------------------
6017633                  01/25/2000            FLEXIBLE GRAPHITE COMPOSITE SHEET AND METHOD
------------------------ --------------------- --------------------------------------------------
6143218                  11/07/2000            FLEXIBLE GRAPHITE COMPOSITE SHEET AND METHOD
------------------------ --------------------- --------------------------------------------------
5902762                  05/11/1999            FLEXIBLE GRAPHITE COMPOSITE
------------------------ --------------------- --------------------------------------------------
5990027                  11/23/1999            FLEXIBLE GRAPHITE COMPOSITE
------------------------ --------------------- --------------------------------------------------
5885728                  03/23/1999            FLEXIBLE GRAPHITE COMPOSITE
------------------------ --------------------- --------------------------------------------------
6037074                  03/14/2000            FLEXIBLE GRAPHITE COMPOSITE
------------------------ --------------------- --------------------------------------------------
6087034                  07/11/2000            FLEXIBLE GRAPHITE COMPOSITE
------------------------ --------------------- --------------------------------------------------
6074585                  06/13/2000            FLEXIBLE GRAPHITE COMPOSITE
------------------------ --------------------- --------------------------------------------------
5981072                  11/09/1999            OXIDATION AND CORROSION RESISTANT FLEXIBLE
                                               GRAPHITE COMPOSITE SHEET AND METHOD
------------------------ --------------------- --------------------------------------------------
5846459                  12/08/1998            FLEXIBLE GRAPHITE SHEET WITH DECREASED ANISOTROPY
------------------------ --------------------- --------------------------------------------------
6254993                  07/03/2001            FLEXIBLE GRAPHITE SHEET WITH DECREASED ANISOTROPY
------------------------ --------------------- --------------------------------------------------
5976727                  11/02/1999            ELECTRICALLY CONDUCTIVE SEAL FOR FUEL CELL
                                               ELEMENTS
------------------------ --------------------- --------------------------------------------------
6060189                  05/09/2000            ELECTRICALLY CONDUCTIVE SEAL FOR FUEL CELL
                                               ELEMENTS
------------------------ --------------------- --------------------------------------------------
6149972                  11/21/2000            EXPANDABLE GRAPHITE AND METHOD 30015-3 - ADD
                                               INVENTOR - R.A. REYNOLDS
------------------------ --------------------- --------------------------------------------------
6228914                  05/08/2001            INTUMESCENT COMPOSITION AND METHOD
------------------------ --------------------- --------------------------------------------------


                   PATENTS PENDING BY UCAR CARBON COMPANY INC.

                For reasons of confidentiality, this schedule is
                 contained only on the original schedule held by
                              the Collateral Agent.





                        PATENTS PENDING BY GRAFTECH INC.

                For reasons of confidentiality, this schedule is
                 contained only on the original schedule held by
                              the Collateral Agent.

Attachment III
Amendment to Schedule I to the Domestic Pledge Agreement


                                  PLEDGED STOCK


PLEDGOR                   ISSUER                  PLEDGED STOCK           PERCENTAGE OF TOTAL
                                                                          EQUITY COVERED BY
                                                                          PLEDGE
------------------------- ----------------------- ----------------------- -----------------------
UCAR International Inc.   UCAR Global             100 shares              100%
                          Enterprises Inc.        (Certificate No.
                                                  U0001)
------------------------- ----------------------- ----------------------- -----------------------
UCAR International Inc.   UCAR Finance Inc.       100 shares              100%
                                                  (Certificate No. 1)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Global Enterprises   UCAR Carbon Company     500 shares              100%
Inc.                      Inc.                    (Certificate No. 2)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Carbon Company Inc.  UCAR S.A.               113,750 shares          65%
                                                  (Certificate No. 5)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Carbon Company Inc.  UCAR Composites Inc.    800 shares              100%
                                                  (Certificate No. A3)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Carbon Company Inc.  UCAR International      100 shares              100%
                          Holdings Inc.           (Certificate No. 2)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Carbon Company Inc.  Union Carbide           25,000 preferred        100%
                          Grafito, Inc.           shares (Certificate
                                                  No. 26)
                                                  200 common shares
                                                  (Certificate No. 2)
------------------------- ----------------------- ----------------------- -----------------------
UCAR International        UCAR Holdings III Inc.  100 shares              100%
Holdings Inc.                                     (Certificate No. 2)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Carbon Company Inc.  UCAR International      100 Shares              100%
                          Trading Inc.**          (Certificate No. 1)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Carbon Company Inc.  Carbographite Limited   2,600 Shares            65%
                          (South Africa)**        (Certificate No. 42)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Carbon Company Inc.  UCAR Holding GmbH       No Certificates         31.67%
                          (Austria)
------------------------- ----------------------- ----------------------- -----------------------
UCAR S.A. (Switzerland)   UCAR Holding GmbH       No Certificates         33.33%
                          (Austria)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Carbon S.A.          UCAR Produtos de        No Certificates         99.97%
(Brazil)                  Carbono S.A. (Brazil)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Holdings S.A.        UCAR SNC (France)       No Certificates         100%
(France)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Holdings III         UCAR SNC (France)       1 share (No             .1%
                                                  Certificates)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Carbon Company Inc.  UCAR Limited (UK)       5,249,999 Shares        65%
                                                  (Certificate No. 9)
------------------------- ----------------------- ----------------------- -----------------------
UCAR Carbon               Graftech Inc.           640 Class A Common      97.5%
------------------------- ----------------------- ----------------------- -----------------------


Company Inc.                                      Shares (Cert. No. 1)
                                                  1,200 Class B Common
                                                  Shares (Cert. No. 1)
------------------------- ----------------------- ----------------------- -----------------------
UCAR International        UCAR Inc. (Canada)      650 Shares              65%
Holdings Inc.                                     (Certificate No. 3)
------------------------- ----------------------- ----------------------- -----------------------
UCAR International        UCAR Electrodos, S.L.   No Certificates         65%
Holdings Inc.             (Spain)
------------------------- ----------------------- ----------------------- -----------------------
UCAR International        UCAR Holdings S.A.      No Certificates         65%
Holdings Inc.             (France)
------------------------- ----------------------- ----------------------- -----------------------


                          (PLEDGED NOTES ON NEXT PAGE)

                                  PLEDGED NOTES


PLEDGOR                           ISSUER                          PRINCIPAL AMOUNT/REVOLVING
                                                                  NOTE LIMIT
--------------------------------- ------------------------------- -------------------------------
UCAR Finance Inc.                 UCAR Carbon Company Inc.        $700,000,000
--------------------------------- ------------------------------- -------------------------------
UCAR Finance Inc.                 UCAR S.A.                       (euro)336,000,000
--------------------------------- ------------------------------- -------------------------------
UCAR Carbon Company Inc.          UCAR International Inc.         $407,260,872.59
--------------------------------- ------------------------------- -------------------------------
UCAR Finance Inc.                 UCAR Inc.                       $60,000,000
--------------------------------- ------------------------------- -------------------------------
UCAR Holdings S.A.                UCAR Finance Inc.               (euro)100,000,000
--------------------------------- ------------------------------- -------------------------------
UCAR S.p.A.                       UCAR Finance Inc.               (euro)30,000,000
--------------------------------- ------------------------------- -------------------------------
UCAR Electrodos, S.L.             UCAR Finance Inc.               (euro)60,000,000
--------------------------------- ------------------------------- -------------------------------
UCAR Limited                      UCAR Finance Inc.               GBP 30,000,000
--------------------------------- ------------------------------- -------------------------------
UCAR S.A.                         UCAR Finance Inc.               (euro)300,000,000
--------------------------------- ------------------------------- -------------------------------
UCAR Composites Inc.              UCAR Finance Inc.               $10,000,000
--------------------------------- ------------------------------- -------------------------------
UCAR Carbon Company Inc.          Graftech Inc.                   $15,000,000
--------------------------------- ------------------------------- -------------------------------
Graftech Inc.                     UCAR Carbon Company Inc.        $15,000,000
--------------------------------- ------------------------------- -------------------------------
UCAR Carbon S.A.                  UCAR Carbon Company Inc.        $5,000,000
--------------------------------- ------------------------------- -------------------------------


Attachment IV
Amendment to Schedule II to the Domestic Pledge Agreement

                              PLEDGOR SUBSIDIARIES

UCAR Holdings, S.A
4 Place de Etats-Unis
Silic 214
F-94518 Rungis Cedex
France

UCAR S.N.C.
4 place de Etats-Unis
Silic 214
F-94518 Rungis Cedex
France

UCAR S.p.A.
Casella Postale 89
1-81100 Caserta
Italy

UCAR S.A.
Route de Pallatex
1163 Etoy
Switzerland

UCAR Mexican S.A. de C.V.
Carretera de Astrain S/N
Monterrey, Nueva Leon
Mexico 6400

UCAR Ltd.
Claywheels Lane
Wadsley Bridge
Sheffield, 56 INF
England

UCAR Inc (send to Delaware)
UCAR International Inc.,
Brandywine West
1521 Concord Pike, Suite 301
Wilmington, Delaware 19803

UCAR Carbon S.A.
Av. Brigadeiro Faria Lima 1461
9? andar - cj. 94
01451-000 Sao Paulo - SP
Brazil

UCAR Produtos de Carbona S.A.
Av. Brigadeiro Faria Lima 1461
9? andar - cj. 94
01451-000 Sao Paulo - SP
Brazil

Signature page to Reaffirmation Agreement





                            JPMORGAN CHASE BANK, as Administrative Agent and Collateral Agent,

                            By: /s/ JAMES H. RAMAGE
                                ----------------------------------------------
                                Name:  James H. Ramage
                                Title:  Managing Director

               IN WITNESS WHEREOF, each Reaffirming Party and JPMorgan Chase as Administrative Agent and Collateral Agent for the benefit of the Lenders caused this Agreement to be duly executed and delivered as of the date first above written.

                             UCAR INTERNATIONAL INC.,

                             By: /s/ WALTER D. CARTER, JR.
                                 ----------------------------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Assistant Treasurer


                             UCAR GLOBAL ENTERPRISES INC.,

                             By: /s/ WALTER D. CARTER, JR.
                                 ----------------------------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Assistant Treasurer


                             UCAR FINANCE INC.,

                             By: /s/ WALTER D. CARTER, JR.
                                 ----------------------------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Assistant Treasurer


                             UCAR CARBON COMPANY INC.,


                             By: /s/ WALTER D. CARTER, JR.
                                 ----------------------------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Assistant Treasurer

                             UCAR INTERNATIONAL HOLDINGS INC.,

                             By: /s/ WALTER D. CARTER, JR.
                                 ----------------------------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Assistant Treasurer


                             UCAR INTERNATIONAL TRADING INC.,

                             By: /s/ WALTER D. CARTER, JR.
                                 ----------------------------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Attorney-in-Fact


                             UCAR COMPOSITES INC.,

                             By: /s/ WALTER D. CARTER, JR.
                                 ----------------------------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Attorney-in-Fact


                             UCAR S.A.

                             By: /s/ WALTER D. CARTER, JR.
                                 ----------------------------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Attorney-in-Fact


                             UCAR S.p.A.

                             By: /s/ WALTER D. CARTER, JR.
                                 ----------------------------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Attorney-in-Fact


                             UCAR HOLDINGS S.A.

                             By: /s/ WALTER D. CARTER, JR.
                                 ----------------------------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Attorney-in-Fact


                             UCAR ELECTRODOS, S.L.,

                             By: /s/ WALTER D. CARTER, JR.
                                 ----------------------------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Attorney-in-Fact


                             UCAR CARBON MEXICANA, S.A. de C.V.

                             By: /s/ WALTER D. CARTER, JR.
                                 ----------------------------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Attorney-in-Fact

                             UCAR INC.,

                             By: /s/ WALTER D. CARTER, JR.
                                 ----------------------------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Attorney-in-Fact


                             UCAR LIMITED,

                             By: /s/ WALTER D. CARTER, JR.
                                 ----------------------------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Attorney-in-Fact


                             UCAR PRODUTOS DE CARBONO S.A.,

                             By: /s/ WALTER D. CARTER, JR.
                                 ----------------------------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Attorney-in-Fact


                             UCAR CARBON S.A.

                             By: /s/ WALTER D. CARTER, JR.
                                 ----------------------------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Attorney-in-Fact


                             JPMORGAN CHASE BANK, as Administrative
                             Agent and Collateral Agent,

                             By:
                                 ----------------------------------------------
                                 Name:
                                 Title: